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                                                              Exhibit 23

                       Letterhead of Kenny S&P Evaluation Services
                          (a division of J.J. Kenny Co., Inc.)

                                    October 24, 1997

             Prudential Securities Incorporated
             1 New York Plaza
             New York, NY  10292

                            Re:  National Municipal Trust
                                 Post-Effective Amendment No. 4
                                 Series 162____________________

             Gentlemen:

                       We have examined the post-effective Amendment to the
             Registration Statement File No. 33-64254 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evalua-tion Services, a division of J.J. Kenny Co., Inc., is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the references to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., as evaluator.

                       In addition, we hereby confirm that the ratings indi-
             cated in the Registration Statement for the respective bonds comprising the trust portfolio are the ratings currently indi-cated in our KENNYBASE database as of the date of the evalua-tion report.

                       You are hereby authorized to file a copy of this let-
             ter with the Securities and Exchange Commission.

                                                Sincerely,

                                                Frank A. Ciccotto
                                                Frank A. Ciccotto
                                                Vice President

                                                                  Exhibit 23

                       Letterhead of Kenny S&P Evaluation Services
                          (a division of J.J. Kenny Co., Inc.)

                                    October 24, 1997

             Prudential Securities Incorporated
             1 New York Plaza
             New York, NY  10292

                            Re:  National Municipal Trust
                                 Post-Effective Amendment No. 4
                                 Multistate Series 60__________

             Gentlemen:

                       We have examined the post-effective Amendment to the
             Registration Statement File No. 33-62594 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evalua-tion Services, a division of J.J. Kenny Co., Inc., is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the references to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., as evaluator.

                       In addition, we hereby confirm that the ratings indi-
             cated in the Registration Statement for the respective bonds comprising the trust portfolio are the ratings currently indi-cated in our KENNYBASE database as of the date of the evalua-tion report.

                       You are hereby authorized to file a copy of this let-
             ter with the Securities and Exchange Commission.

                                                Sincerely,

                                                Frank A. Ciccotto
                                                Frank A. Ciccotto
                                                Vice President